SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  JUNE 25, 1999

                            ATLAS ENVIRONMENTAL, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        COLORADO                         0-26166                  841140790
----------------------------            ------------          -----------------
(State or other jurisdiction            (Commission            (IRS employer
of incorporation)                       file number)         identification no.)

  15400 LOXAHATCHEE ROAD
  PARKLAND, FLORIDA                                              33076
----------------------------------------                 -----------------------
(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code:  (561) 451-0909

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 14, 1997, Atlas Environmental, Inc. ("Atlas") and its subsidiaries, South Florida Thermal Services, Inc., Florida Specialized Carriers, Inc., Kleensoil International, Inc., Transoil, Inc., Waste Magic Recyclers, Inc., Waste Magic Recyclers Palm Beach, Inc., Waste Magic Recyclers Central, Inc., Homestead Landfill & Recycling Mgmt. Co., Naples Recycling Resources, Inc., South Florida Recovery, Inc. and Royal Crown Carting, Inc. (collectively, the "Subsidiaries"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida, Fort Lauderdale Division (the "Bankruptcy Court"), Case No. 97-20203-BKC-RBR through and inclusive of Case No. 97-20214-BKC-RBR.

         On October 16, 1998 the Bankruptcy Court directed the appointment of a Chapter 11 Trustee for Atlas and the Subsidiaries. On October 20, 1998 the Bankruptcy Court approved the appointment of Soneet R. Kapila (the "Trustee") as Chapter 11 Trustee for Atlas and clarified the appointment, on November 17, 1998, to include the Subsidiaries. Soneet Kapila has retained Holland & Knight, LLP to represent him in the jointly administered cases.

On April 19, 1999, the Trustee filed a motion to sell substantially all of the assets of Atlas and the Subsidiaries based upon his receipt of an offer to purchase of the same date executed by J.R. Capital Corporation. Thereafter, on May 14, 1999, the Trustee, on behalf of Atlas and the Subsidiaries, entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with J.R. Capital Corporation and its subsidiaries, Atlas-Homestead, Inc., Atlas-Naples, Inc., Atlas-Lox Road, Inc., Atlas-Riviera, Inc., Atlas-Transoil, Inc., Atlas-Davie, Inc., and Royal Crown, Inc. (collectively "J.R. Capital") to sell substantially all of the assets of Atlas and the Subsidiaries to J.R. Capital. Pursuant to the terms of the Agreement, the assets to be acquired by J.R. Capital include: (i) accounts receivable outstanding as of the closing date (other than accounts receivable due from WasteMasters, Inc. or any affiliate); (ii) automotive vehicles; (iii) real property; (iv) machinery and equipment; (v) executory contracts and permits, to the extent assignable; (vi) certain claims and causes of action and proceeds therefrom; and (vii) other personal property of any kind or nature.

         On June 23, 1999, the Bankruptcy Court citing 11 U.S.C. ss.363, entered an order approving the sale of substantially all of the assets of Atlas and the Subsidiaries pursuant to the terms of the Asset Purchase Agreement. On June 25, 1999, the Trustee, on behalf of Atlas and the Subsidiaries, completed the sale of substantially all of the assets to J.R. Capital. The consideration ultimately paid for substantially all the assets was $23,500,000. The Asset Purchase Agreement provided for base consideration of $22,402,000, which was subject to upward or downward adjustment depending upon the amount of BNY Financial Corporation's ("BNYFC") allowed secured claim against Atlas and the Subsidiaries in the Chapter 11 bankruptcy proceedings as of the closing date. The consideration was determined by negotiations among the parties. Proceeds of the sale will be used to satisfy BNYFC's secured claim against Atlas and the Subsidiaries in full. Also, as part of the consideration received from the sale, BNYFC agreed to finance a $2.0 million contribution fund for the bankruptcy estates to pay various classes of creditors (the "Contribution Fund").

         The assets of Atlas now consist primarily of the Contribution Fund and potential recoveries from litigation against third parties. At this time the Trustee is considering either obtaining confirmation of a plan of liquidation or reorganization, or converting the bankruptcy cases to a Chapter 7 liquidation proceeding. In either case, the Trustee does not anticipate that there will be funds available to permit any distribution to holders of Atlas' equity securities.

         The above description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of such document which is attached as an Exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  2 Asset Purchase Agreement, dated May 14, 1999, by and among Atlas Environmental, Inc., South Florida Thermal Services, Inc., Florida Specialized Carriers, Inc., Kleensoil Int'l, Inc., Transoil, Inc., Waste Magic Recyclers, Inc., Waste Magic Recyclers Palm Beach, Inc., Waste Magic Recyclers Central, Inc., Homestead Landfill & Recycling Mgmt. Co., Naples Recycling Resources, Inc., South Florida Recovery, Inc. and Royal Crown Carting, Inc. and Soneet R. Kapila, as Trustee and J.R. Capital Corp., Atlas-Homestead, Inc., Atlas-Naples, Inc., Atlas-Lox Road, Inc., Atlas-Riviera, Inc., Atlas-Transoil, Inc., Atlas-Davie, Inc. and Royal Crown, Inc. (Filed without exhibits and schedules which will be furnished supplementally to the Commission upon request).

                  99 Order Authorizing the Chapter 11 Trustee to (I) Sell Assets Free and Clear of Liens, Claims and Encumbrances other than Tax Liens; (II) Assume and Assign Executory Contracts, Unexpired Leases and Permits; (III) Enter into Agreement with BNY Financial Corporation and (IV) Enter into Agreement with National Resource Recovery.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATLAS ENVIRONMENTAL, INC.

                                       By: /s/ SONEET R. KAPILA
                                          --------------------------------
                                          Soneet R. Kapila
                                          Trustee in Bankruptcy

Dated:  July 12, 1999

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
2                          Asset Purchase Agreement, dated May 14, 1999, by and
                           among Atlas Environmental, Inc., South Florida
                           Thermal Services, Inc., Florida Specialized Carriers,
                           Inc., Kleensoil Int'l, Inc., Transoil, Inc., Waste
                           Magic Recyclers, Inc., Waste Magic Recyclers Palm
                           Beach, Inc., Waste Magic Recyclers Central, Inc.,
                           Homestead Landfill & Recycling Mgmt. Co., Naples
                           Recycling Resources, Inc., South Florida Recovery,
                           Inc. and Royal Crown Carting, Inc. and Soneet R.
                           Kapila, as Trustee and J.R. Capital Corp.,
                           Atlas-Homestead, Inc., Atlas-Naples, Inc., Atlas-Lox
                           Road, Inc., Atlas-Riviera, Inc., Atlas-Transoil,
                           Inc., Atlas-Davie, Inc. and Royal Crown, Inc. (Filed without exhibits and schedules which will be furnished supplementally to the Commission upon request).


99 Order Authorizing the Chapter 11 Trustee to (I) Sell Assets Free and Clear of Liens, Claims and Encumbrances other than Tax Liens; (II) Assume and Assign Executory Contracts, Unexpired Leases and Permits; (III) Enter into Agreement with BNY Financial Corporation and (IV) Enter into Agreement with National Resource Recovery.